UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	January 11, 2007
Date of earliest event reported:	January 9, 2007

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2007, Monte Haymon submitted a letter of resignation from the OfficeMax Incorporated (“OfficeMax”) board of directors, effective January 9, 2007.

In connection with Mr. Haymon’s resignation from the board, the size of the board is expected to be reduced to nine members at the next meeting of the board.

Further information about Mr. Haymon and his resignation is included in OfficeMax’s news release issued on January 10, 2007, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

Item 9.01                               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1            OfficeMax press release dated January 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 11, 2007

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and
General Counsel

EXHIBIT INDEX

Number	Description
99.1	OfficeMax press release dated January 10, 2007